Exhibit 32

                  Sarbanes-Oxley Act Section 906 Certifications

In connection with this annual report on Form 10-K/A of Netsmart Technologies, Inc., for the period ended December 31, 2002, I James L. Conway, Chief Executive Officer of Netsmart Technologies, Inc., hereby certify pursuant to 18 U.S.C.ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

1. this Form 10-K/A for the period ended December 31, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in this Form 10-K/A for the period ended December 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of Netsmart Technologies, Inc.

Date:  August 21, 2003

By:  /s/ James L. Conway
-------------------------
James L. Conway
Chief Executive Officer

In connection with this annual report on Form 10-K/A of Netsmart Technologies, Inc. for the period ended December 31, 2002, I, Anthony F. Grisanti, Chief Financial Officer of Netsmart Technologies, Inc., hereby certify pursuant to 18 U.S.C.ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

1. this Form 10-K/A for the period ended December 31, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in this Form 10-K/A for the period ended December 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of Netsmart Technologies, Inc.

Date:  August 21, 2003


By:  /s/Anthony F. Grisanti
----------------------------
Anthony F. Grisanti
Chief Financial Officer

These certifications are being furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and, except to the extent required by the Sarbanes-Oxley Act, shall not be deemed to be filed as part of the periodic report described herein nor shall it be deemed filed by Netsmart Technologies, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to Netsmart Technologies, Inc. and will be retained by Netsmart Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.